Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 7, 2017, is entered into among BIO-REFERENCE LABORATORIES, INC., a New Jersey corporation (“Company”), the Subsidiary Borrowers party hereto (“Subsidiary Borrowers,” and together with Company, each a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of November 5, 2015, as amended by Amendment No. 1 to Credit Agreement dated as of February 29, 2016, as amended by Amendment No. 2 to Credit Agreement dated as of September 26, 2016, and as amended by Amendment No. 3 to Credit Agreement dated as of March 17, 2017 (as further amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement, and the Lenders party hereto, constituting all Lenders under the Credit Agreement, have agreed to such amendments, subject to the terms and conditions hereof.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby covenant and agree as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby.
SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 4 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    Amendments to Section 1.01.
(i)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:
“Amendment No. 4 Effective Date” means August 7, 2017.

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“Special Intercompany Loans” means (i) a loan made within ten (10) days of the Amendment No. 3 Effective Date by the Company to the Parent in an amount not to exceed $55,000,000 and (ii) a loan made on the Amendment No. 4 Effective Date by the Company to the Parent in an amount not to exceed $35,000,000.
(b)    Section 6.04(d) of the Credit Agreement is amended so that it reads, in its entirety, as follows:
(d)    (i) loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary, provided that (A) any such loans and advances made by a Loan Party to a Subsidiary that is not a Loan Party shall be evidenced by a promissory note pledged pursuant to the Security Agreement and (B) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding investments permitted under clause (B) to the proviso to Section 6.04(c) and outstanding Guarantees permitted under the proviso to Section 6.04(e) and excluding any Special Intercompany Loan) shall not exceed $5,000,000 at any time outstanding (in each case determined without regard to any writedowns or write-offs) and (ii) the Special Intercompany Loans, provided that the Special Intercompany Loans shall each be evidenced by a promissory note pledged pursuant to the Security Agreement;
SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment No. 4 Effective Date”) the following conditions precedent shall have been satisfied:
(a)    receipt by the Administrative Agent of signatures to this Amendment from the parties listed on the signature pages hereto; and
(b)    the Administrative Agent shall have received from the Borrowers (or the Administrative Agent shall be satisfied with arrangements made for the payment thereof) all other costs, fees, and expenses owed by the Borrowers to the Administrative Agent in connection with this Amendment, including, without limitation, reasonable attorneys’ fees and expenses, in accordance with Section 9.03 of the Credit Agreement.
SECTION 4. Miscellaneous.
(a)    Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that all representations and warranties of the Borrowers contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all material respects with the same effect as though made on and as of the Amendment No. 4 Effective Date (except with respect to representations and warranties made as of an expressed date, which representations and warranties are true and correct in all material respects as of such date).
(b)    No Offset. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or

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objection in favor of the Borrowers or arising out of or with respect to any of the loans or other obligations of the Borrowers owed by the Borrowers under the Credit Agreement or any other Loan Document.
(c)    Loan Document. The parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.
(d)    Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(e)    No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that (i) this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments set forth in Section 2 above, and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or any Lender’s right to (x) demand payment of the Obligations under, or demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents (in each case, as amended hereby), as applicable, (y) exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents (in each case, as amended hereby) or at law or in equity, or (z) do any and all of the foregoing, immediately at any time during the occurrence of an Event of Default and in each case, in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents.
(f)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Amendment.
(g)    Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.
(h)    Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.

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(i)    Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(j)    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
(k)    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(l)    Reaffirmation of Loan Parties. Each Loan Party (i) consents to the execution and delivery of this Amendment, (ii) reaffirms all of its obligations and covenants under the Loan Documents (including, without limitation, the Collateral Documents and the Loan Guaranty) to which it is a party, and (iii) agrees that, except to the extent amended hereby, none of its respective obligations and covenants under the Loan Documents shall be reduced or limited by the execution and delivery of this Amendment.
[SIGNATURES ON FOLLOWING PAGES.]

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IN WITNESS WHEREOF, the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

BORROWERS:

BIO-REFERENCE LABORATORIES, INC.
GENEDX, INC.
FLORIDA CLINICAL LABORATORY, INC.
MERIDIAN CLINICAL LABORATORY
CORP.

By:	/s/ Adam Logal
	Name:	Adam Logal
	Title:	Senior Vice President

OTHER LOAN PARTIES

CAREEVOLVE.COM, INC.
BRLI-GENPATH IAGNOSTICS, INC.
GENEDX MENA LLC

By:	/s/ Adam Logal
	Name:	Adam Logal
	Title:	Senior Vice President

[BRLI – Amendment No. 4 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
Individually as a Lender and as Administrative
Agent, Issuing Bank and Swingline Lender

By:	/s/ Eric A. Anderson
	Name:	Eric A. Anderson
	Title:	Authorized Officer

[BRLI – Amendment No. 4 to Credit Agreement]